Virtus Vontobel Emerging Markets Opportunities Fund (the “Fund”),

a series of Virtus Opportunities Trust

Supplement dated November 13, 2023 to the Summary Prospectus, and the Virtus Opportunities Trust

Statutory Prospectus applicable to the Fund and Statement of Additional Information (“SAI”),

each dated January 27, 2023, as supplemented

Important Notice to Investors

Effective November 10, 2023, Jin Zhang, CFA, is no longer a portfolio manager of the Fund and all references to Mr. Zhang are hereby removed from the Fund’s Summary Prospectus, Statutory Prospectus and SAI.

There will be no change to the investment process for the Fund, which is team oriented, or to the other disclosures concerning the Fund, including fees, expenses, investment objective, strategies and risks, as a result of Mr. Zhang ceasing to serve as a portfolio manager of the Fund.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT 8020/Vontobel PM Announcement (11/2023)